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                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4
                                   ALL RECORDS

TABLE OF CONTENTS

1. Current Mortgage Principal Balance <75k
---------------------------------------------
2. Current Mortgage Principal Balance Greater or Equal to 400K
--------------------------------------------------------------
3. FICO Score
-------------
4. Original Loan-to-Value Ratio Greater or Equal 80
---------------------------------------------------
5. Second Home
--------------
6. Investment Property
----------------------
7. Cashout Loans
----------------
8. Stated Doc
-------------
9. Limited Doc
--------------
10. 2-4 Family
--------------
11. IO Loans
------------

1.   CURRENT MORTGAGE PRINCIPAL BALANCE <75K

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
CURRENT MORTGAGE                MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
PRINCIPAL BALANCE <75K        LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                   95     1,942,099.61    4.47  10.933    0.00     649   98.20   49.47   99.42   79.77   16.18
----------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00             359    14,062,703.43   32.35  10.302   35.14     620   87.30   58.04   96.00   84.28   48.04
----------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00             440    27,462,062.44   63.18   9.057   73.74     605   78.80   71.71   94.05   86.08   65.02
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            894    43,466,865.48  100.00   9.544   57.95     612   82.42   66.29   94.92   85.22   57.34
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2.   CURRENT MORTGAGE PRINCIPAL BALANCE GREATER OR EQUAL TO 400K

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
CURRENT MORTGAGE                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
PRINCIPAL BALANCE               MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
GREATER OR EQUAL TO 400K         LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

<= 400,000.00                    3     1,200,000.00    1.35   5.708  100.00     736   80.00   33.33   66.67   66.67   33.33
----------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00            68    28,887,182.19   32.49   6.869   86.94     651   81.57   40.95   94.14   67.44   44.23
----------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00            47    22,606,443.06   25.43   6.782   70.20     665   77.54   36.35   95.61   66.42   51.46
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500,000.01 - 550,000.00            17     8,968,935.56   10.09   6.595   88.13     638   78.67   59.00  100.00   82.39   41.35
----------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00            24    13,844,166.14   15.57   7.170   91.37     631   80.31   54.77   83.56   75.09   41.81
----------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 650,000.00            12     7,623,213.14    8.58   6.554   66.58     654   74.69   66.77   83.01   50.42   58.32
----------------------------------------------------------------------------------------------------------------------------------
650,000.01 - 700,000.00             4     2,739,390.00    3.08   6.890  100.00     651   72.41   50.39   74.49   50.43   51.06
----------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 750,000.00             2     1,464,943.33    1.65   7.780   50.98     578   67.60    0.00   50.98    0.00  100.00
----------------------------------------------------------------------------------------------------------------------------------
750,000.01 - 800,000.00             2     1,565,080.17    1.76   7.292  100.00     603   76.09  100.00  100.00  100.00   50.94
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179    88,899,353.59  100.00   6.847   81.96     649   78.84   46.52   90.92   67.35   47.71
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3.   FICO SCORE

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
FICO                            MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
SCORE                            LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

500 - 525                           250  34,775,582.50    9.66   8.877   94.26     514   72.85   77.87   97.94   85.30   84.02
----------------------------------------------------------------------------------------------------------------------------------
526 - 550                           287  41,642,990.26   11.56   8.675   92.15     538   75.84   68.98   99.48   85.90   80.64
----------------------------------------------------------------------------------------------------------------------------------
551 - 575                           313  46,410,252.72   12.89   8.321   90.54     563   77.72   65.98   98.39   85.28   82.64
----------------------------------------------------------------------------------------------------------------------------------
576 - 600                           392  61,029,258.00   16.94   7.822   88.58     589   80.23   61.93   94.33   80.19   67.04
----------------------------------------------------------------------------------------------------------------------------------
601 - 625                           478  75,025,919.54   20.83   7.413   80.97     613   82.49   62.44   96.77   78.18   55.85
----------------------------------------------------------------------------------------------------------------------------------
626 - 650                           626 101,297,255.34   28.12   7.273   82.43     638   81.98   47.49   93.59   72.59   47.43
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,346 360,181,258.36  100.00   7.847   86.48     591   79.65   60.85   96.10   79.44   64.41
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4.   ORIGINAL LOAN-TO-VALUE RATIO GREATER OR EQUAL 80

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
ORIGINAL LOAN-TO-VALUE          MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
RATIO GREATER OR EQUAL 80        LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

75.01 - 80.00                     1,000 187,811,576.40   45.74   6.975   89.99     652   80.00   37.54   96.78   77.77   25.56
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                       370  63,977,270.46   15.58   7.756   81.43     612   84.47   61.78   92.48   78.82   64.52
----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                       523  92,737,999.31   22.59   7.790   88.27     628   89.72   57.25   91.41   78.87   63.28
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                       226  40,479,410.73    9.86   7.841   87.19     644   94.71   57.88   97.50   69.69   49.18
----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                      420  25,593,686.55    6.23   9.456   48.68     663   99.95   54.18  100.00   78.29   23.88
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,539 410,599,943.45  100.00   7.521   85.42     640   85.59   48.81   95.17   77.42   42.37
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5.   SECOND HOME

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
                                MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
SECOND HOME                      LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

Second Home                          22   3,296,206.31  100.00   7.460   78.38     679   81.05   58.21    0.00   76.15   32.36
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               22   3,296,206.31  100.00   7.460   78.38     679   81.05   58.21    0.00   76.15   32.36
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6.   INVESTMENT PROPERTY

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
                                MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
INVESTMENT PROPERTY              LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

Investment                          160  27,497,060.72  100.00   7.546   77.51     668   76.95   34.66    0.00   46.66   39.40
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              160  27,497,060.72  100.00   7.546   77.51     668   76.95   34.66    0.00   46.66   39.40
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7.   CASHOUT LOANS

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
                                MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
CASHOUT LOANS                    LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

Refinance - Cashout               1,898 309,442,693.37  100.00   7.672   77.19     609   77.61   62.48   95.85   81.08  100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,898 309,442,693.37  100.00   7.672   77.19     609   77.61   62.48   95.85   81.08  100.00
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8.   STATED DOC

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
                                MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
STATED DOC                       LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

Stated Documentation              1,467 262,067,751.96  100.00   7.476   86.22     650   80.09    0.00   93.16   73.07   40.98
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,467 262,067,751.96  100.00   7.476   86.22     650   80.09    0.00   93.16   73.07   40.98
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9.   LIMITED DOC

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
                                MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
LIMITED DOC                      LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

Limited                              68  13,693,843.90  100.00   7.085   75.49     634   81.65    0.00   95.54   77.93   43.77
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               68  13,693,843.90  100.00   7.085   75.49     634   81.65    0.00   95.54   77.93   43.77
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10.  2-4 FAMILY

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
                                MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
2-4 FAMILY                       LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

2 FAMILY                            106  22,259,831.79   57.67   7.428   71.63     646   78.51   43.88   83.10    0.00   51.37
----------------------------------------------------------------------------------------------------------------------------------
3 FAMILY                             23   6,733,915.63   17.45   7.382   67.66     652   76.59   29.46   60.36    0.00   55.86
----------------------------------------------------------------------------------------------------------------------------------
4 FAMILY                             28   9,604,721.74   24.88   6.826   61.74     677   74.60   64.02   61.34    0.00   37.93
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              157  38,598,469.16  100.00   7.270   68.48     655   77.21   46.37   73.72    0.00   48.81
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11.  IO LOANS

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                                                                                         WTD
                                 NUMBER                 % OF                             AVG
                                   OF        TOTAL      TOTAL    WTD              WTD    COMB    PCT     PCT     PCT       PCT
                                MORTGAGE    CURRENT    CURRENT   AVG      PCT     AVG    ORIG    FULL   OWNER   SINGLE   CASHOUT
IO LOANS                         LOANS      BALANCE    BALANCE  COUPON    ARM     FICO   LTV     DOC     OCC    FAMILY    REFI
----------------------------------------------------------------------------------------------------------------------------------

Y                                   537 134,509,112.68  100.00   6.827   96.13     665   81.43   32.46   95.82   72.92   25.87
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              537 134,509,112.68  100.00   6.827   96.13     665   81.43   32.46   95.82   72.92   25.87
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